Exhibit 3.115

ARTICLES OF INCORPORATION	PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:

COMMON WEALTH OF PENNSYLVANIA DEPARTMENT OF STATE - CORPORATION BUREAU 308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120	☐ DOMESTIC BUSINESS CORPORATION ☐ DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION - COMPLETE BACK ☐ DOMESTIC PROFESSIONAL CORPORATION ENTER BOARD LICENSE NO.	FEE $75.00

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908 8) DIS Acquisition Corporation

011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE) Two Glenhardie Corporate Center, 1285 Drummers Lane

012 CITY Wayne	033 COUNTY Chester	013 STATE PA	064 ZIP CODE 19087

050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

To have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may incorporate under the Business Corporation Law of the Commonwealth of Pennsylvania.

(ATTACH 8 1/2 X 11 SHEET IF NECESSARY)

The Aggregate Number of Share, Classes of Share and Par Value of Share Which the Corporation Shall have Authority to Issue:
040 Number and Class of Shares 1,000	041 Stated Par Value Per Share, if any $1.00	042 Total Authorized Capital $1,000	031 Term of Existence Perpetual

The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator
060 Name Fred Blume	061, 062 063, 064 Address	(Street, City, State, Zip Code)	Name & Class of Shares
	Four Penn Center Plaza Philadelphia, PA 19103		1 share of common stock

(ATTACH 8 1/2 X 11 SHEET IF NECESSARY)

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION

THIS 23RD DAY OF DECEMBER, 1987.

/s/ FRED BLUME
FRED BLUME

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

CORPORATION BUREAU

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 354) (15 P.S. §1806) the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is: DSI ACQUISITION CORPORATION

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Two Glenhardie Corporate Center, 1285 Drummers Lane

Wayne, PA 19087

3. The statute by or under which it was incorporated is: Act of May 5, 1933 (P.L. 364), as amended

4. The date of its incorporation is: December 24, 1987

5. The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation:

(a)	The total number of shares outstanding was: 1000

(b)	The number of share entitled to vote was: 1000

6. In the action taken by the shareholders:

(a)	The number of shares voted in favor of the amendment was: 1000

(b)	The number of share voted against the amendment was: 0

7. The amendment adopted by the shareholders, set forth in full, is as follows:

Article 1 of the corporation’s Articles of Incorporation are hereby amended in their entirety to read as follows:

1.	The name of the corporation is Devon Systems International, Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has cause these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 31st day of December, 1987.

DSI ACQUISITION CORPORATION

By:	/s/ David D. Gathman
David D. Gathman, President

Attest:	/s/ Lawrence A. Gross
Lawrence A. Gross, Secretary

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

CORPORATION BUREAU

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 354) (15 P.S. §1806) the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is: DEVON SYSTEMS INTERNATIONAL, INC.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

The Bourse, Suite 530

Philadelphia, PA 19106

3. The statute by or under which it was incorporated is: Act of May 5, 1933 (P.L. 364), as amended

4. The date of its incorporation is: December 18, 1986

5. (Check, and if appropriate, complete one of the following):

■ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated:

Time: The 31st day of December, 1987

Place: 4 Penn Center, Philadelphia, PA

Kind and period of notice: Each shareholder signed a waiver of notice.

☐ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation:

6. At the time of the action of the shareholders:

(a)	The total number of shares outstanding was: 91,564

(b)	The number of share entitled to vote was: 91,564

7. In the action taken by the shareholders:

(a)	The number of shares voted in favor of the amendment was: 91,564

(b)	The number of share voted against the amendment was: 0

7. The amendment adopted by the shareholders, set forth in full, is as follows:

Article 1 of the corporation’s Articles of Incorporation are hereby amended in their entirety to read as follows:

1.	The name of the corporation is DSI Holdings Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has cause these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 31st day of December, 1987.

DSI ACQUISITION CORPORATION

By:	/s/ L. L. Bentley
L. L. Bentley, President

Attest:	/s/ David W. Ehret
David W. Ehret, Secretary

Microfilm Number _________________________	Filed with the Department of State on _____________________

Entity Number ____________________________	__________________________________________________
Secretary of the Commonwealth

ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION

DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 P.A.C.S. §1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.	The name of the corporation is: DEVON SYSTEMS INTERNATIONAL INC.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 1285 Drummers Lane, 2 Glenhardie Corp. Ctr., Wayne, PA 19087 Montgomery

(b) c/o

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law

4.	The date of its incorporation is: 12/24/1987

5.	(Check, and if appropriate complete one of the following):

☒	The amendment shall be effective upon the filing of these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on at .
Date	Hour

6.	(Check one of the following):

☐	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. §1914(a) and (b).

☐	The amendment was adopted by the board of directors pursuant to 15 PA.C.S. §1914(c).

7.	(Check, and if appropriate, complete one of the following):

☒	The amendment adopted by the corporation, set forth in full, is as follows:

RESOLVED, That Article One of the Articles of Incorporation be and they hereby are amended to read as follows:

1.	The name of the corporation is SunGard Capital Markets Inc.

☐	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	(Check if the amendment restates the Articles):

☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN WITNESS WHEREOF, the undersigned corporation as caused these Articles of Amendment to be signed by a duly authorized officer thereof this 1st day of March, 1993.

DEVON SYSTEMS INTERNATIONAL INC.

By:
Lawrence A. Gross, Secretary

Microfilm Number _________________________	Filed with the Department of State on November 9, 1995

Entity Number ____________________________	__________________________________________________
Secretary of the Commonwealth

ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION

DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 PA.C.S. §1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.	The name of the corporation is: SUNGARD CAPITAL MARKETS INC.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Lawrence A. Gross, SunGard Data Systems Inc, 1285 Drummers Lane, Wayne, PA 19087 Chester

(b) c/o

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is: May 5, 1933 (P.L. 364 as amended)

4.	The date of its incorporation is: 12/24/1987

5.	(Check, and if appropriate complete one of the following):

☒	The amendment shall be effective upon the filing of these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on at .
Date	Hour

6.	(Check one of the following):

☐	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. §1914(a) and (b).

☒	The amendment was adopted by the board of directors pursuant to 15 PA.C.S. §1914(c).

7.	(Check, and if appropriate, complete one of the following):

☒	The amendment adopted by the corporation, set forth in full, is as follows:

RESOLVED, That Articles One of the Articles of Incorporation be and hereby is amended to read as follows:

1.	The name of the corporation is SunGard Systems International Inc.

☐	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	(Check if the amendment restates the Articles):

☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN WITNESS WHEREOF, the undersigned corporation as caused these Articles of Amendment to be signed by a duly authorized officer thereof this 8th day of November, 1995.

SUNGARD CAPITAL MARKETS INC.

By:
Lawrence A. Gross, Secretary